Exhibit 21

Liberty Global plc Subsidiaries
December 31, 2020

Name	Country

Liberty Global Swiss Services GmbH	Austria
Connectify NV	Belgium
De Vijver Media NV	Belgium
Décor Oyenbrug BV	Belgium
Loft International BV	Belgium
Native Nation BV	Belgium
SBS Sales Belgium NV	Belgium
SBS Belgium NV	Belgium
Stream32 BV	Belgium
Telenet BV	Belgium
Telenet Finance BV	Belgium
Telenet Group NV/SA	Belgium
Telenet Group Holding N.V.	Belgium
Telenet Retail BV	Belgium
Telenet Tecteo Bidco NV	Belgium
Telenet Vlaanderen NV	Belgium
The Park Entertainment NV	Belgium
Woestijnvis NV	Belgium
Comet Finance Limited	Bermuda
UPC Real Estate s.r.o.	Czech Republic
Unitymedia Finanz-Service GmbH	Germany
Liberty Global Smart Sourcing GmbH	Germany
Casey Cablevision Limited	Ireland
Channel 6 Broadcasting Limited	Ireland
Cullen Broadcasting Limited	Ireland
Kish Media Limited	Ireland
P.B.N. Holdings Ltd	Ireland
Tullamore Beta Limited	Ireland
TVThree Enterprises Limited	Ireland
TVThree Sales Limited	Ireland
Ulana Business Management Ltd	Ireland
UPC Broadband Ireland Ltd	Ireland
Virgin Media Ireland Ltd	Ireland
Virgin Media Television	Ireland
Liberty Global Luxembourg Sàrl	Luxembourg
Liberty Property Holdco I Sàrl	Luxembourg
Liberty Property Holdco II Sàrl	Luxembourg

Name	Country

Mobile Challenger Intermediate Group SA	Luxembourg
Sunrise Communications Holdings SA	Luxembourg
Telenet Finance Luxembourg Notes Sàrl	Luxembourg
Telenet International Finance Sàrl	Luxembourg
Telenet Luxembourg Finance Center Sàrl	Luxembourg
Telenet Solutions Luxemburg NV	Luxembourg
Liberty Global Holding Company Limited	Malta
Liberty Global Insurance Company Limited	Malta
Binan Investments B.V.	Netherlands
Labesa Holding B.V.	Netherlands
LGCI Holdco I BV	Netherlands
LGI Ventures B.V.	Netherlands
Liberty Global B.V.	Netherlands
Liberty Global CE Holding B.V.	Netherlands
Liberty Global CEE Group Holding BV	Netherlands
Liberty Global Communication Services BV	Netherlands
Liberty Global Content Investments BV	Netherlands
Liberty Global Corporate BV	Netherlands
Liberty Global Europe Financing B.V.	Netherlands
Liberty Global Europe HoldCo 2 B.V.	Netherlands
Liberty Global Europe Holding B.V.	Netherlands
Liberty Global Europe Holding II B.V.	Netherlands
Liberty Global Europe Holding III B.V.	Netherlands
Liberty Global Europe Investments B.V.	Netherlands
Liberty Global Europe Management B.V.	Netherlands
Liberty Global Holding B.V.	Netherlands
Liberty Global Services B.V.	Netherlands
Liberty Global Switzerland HoldCo BV	Netherlands
Liberty Global Technology Services BV	Netherlands
Liberty Global Ventures Group Holding BV	Netherlands
Liberty Global Ventures Holding BV	Netherlands
NewCo I BV	Netherlands
The Park Entertainment B.V.	Netherlands
UPC Broadband Holding B.V.	Netherlands
UPC CEE Holding BV	Netherlands
UPC DTH Holding BV	Netherlands
UPC France Holding B.V.	Netherlands
UPC Germany Holding B.V.	Netherlands
UPC Holding B.V.	Netherlands
UPC Holding II B.V.	Netherlands
UPC Poland Holding B.V.	Netherlands

Name	Country

UPC Slovakia Group Holding BV	Netherlands
UPC Slovakia Holding I BV	Netherlands
UPC Slovakia Holding II BV	Netherlands
UPC Switzerland Holding BV	Netherlands
UPC Poland Property SP zoo	Poland
UPC Polska Sp. z o.o	Poland
UPC Broadband Slovakia sro	Slovak Republic
ITV Betriebsgesellschaft GmbH	Switzerland
Sitel SA	Switzerland
Sunrise Communications Group AG	Switzerland
Sunrise Communications AG	Switzerland
Swiss Open Fiber AG	Switzerland
TELDAS GmbH	Switzerland
Teledistal SA	Switzerland
Telelavaux SA	Switzerland
UPC Schweiz GmbH	Switzerland
ello communications SA	Switzerland
BCMV Limited	UK-England & Wales
Birmingham Cable Corporation Limited	UK-England & Wales
Birmingham Cable Limited	UK-England & Wales
Bitbuzz UK Limited	UK-England & Wales
Cable London Limited	UK-England & Wales
Cable on Demand Limited	UK-England & Wales
CableTel Herts and Beds Limited	UK-England & Wales
CableTel Surrey and Hampshire Limited	UK-England & Wales
Catalyst NewCo 1 Limited	UK-England & Wales
Catalyst NewCo 3 Limited	UK-England & Wales
Diamond Cable Communications Limited	UK-England & Wales
Eurobell (Holdings) Limited	UK-England & Wales
Flextech Limited	UK-England & Wales
General Cable Limited	UK-England & Wales
Global Handset Finco Ltd	UK-England & Wales
LGCI Holdings Limited	UK-England & Wales
LG Sponsor Limited	UK-England & Wales
Liberty Networks Limited	UK-England & Wales
Liberty Global Broadband Germany Holding II Limited	UK-England & Wales
Liberty Global Broadband Germany Holding Limited	UK-England & Wales
Liberty Global Broadband Holding Limited	UK-England & Wales
Liberty Global Broadband I Limited	UK-England & Wales
Liberty Global Broadband II Limited	UK-England & Wales
Liberty Global Capital Limited	UK-England & Wales

Name	Country

Liberty Global Europe 2 Limited	UK-England & Wales
Liberty Global Europe Limited	UK-England & Wales
Liberty Global Finance I (UK) Limited	UK-England & Wales
Liberty Global Finance II (UK) Limited	UK-England & Wales
Liberty Global Management Services Limited	UK-England & Wales
Liberty Global plc	UK-England & Wales
Liberty Global SSC Limited	UK-England & Wales
Liberty Global Technology Limited	UK-England & Wales
Liberty Global Ventures Limited	UK-England & Wales
Liberty Global Ventures Group Limited	UK-England & Wales
Liberty Global Ventures Holding Limited	UK-England & Wales
Liberty Infrastructure Real Estate HoldCo Limited	UK-England & Wales
Liberty Property Co I Limited	UK-England & Wales
Liberty Property Co II Limited	UK-England & Wales
Liberty Property Holdco III Limited	UK-England & Wales
Matchco Limited	UK-England & Wales
Newco Holdco 5 Limited	UK-England & Wales
ntl (B) Limited	UK-England & Wales
ntl (BMC Plan) Pension Trustees Limited	UK-England & Wales
ntl (Broadland) Limited	UK-England & Wales
ntl (CWC) Corporation Limited	UK-England & Wales
ntl (CWC) Limited	UK-England & Wales
ntl (South East) Limited	UK-England & Wales
ntl (V)	UK-England & Wales
ntl Business Limited	UK-England & Wales
ntl CableComms Group Limited	UK-England & Wales
ntl CableComms Holdings No 2 Limited	UK-England & Wales
ntl CableComms Surrey	UK-England & Wales
ntl Communications Services Limited	UK-England & Wales
ntl Glasgow Holdings Limited	UK-England & Wales
ntl Kirklees	UK-England & Wales
ntl Kirklees Holdings Limited	UK-England & Wales
ntl Midlands Limited	UK-England & Wales
ntl National Networks Limited	UK-England & Wales
ntl Pension Trustees Limited	UK-England & Wales
NTL Pension Trustees II Limited	UK-England & Wales
ntl Rectangle Limited	UK-England & Wales
ntl South Central Limited	UK-England & Wales
ntl Telecom Services Limited	UK-England & Wales
ntl Trustees Limited	UK-England & Wales
Phoenix Renewables Ltd	UK-England & Wales

Name	Country

Smallworld Cable Limited	UK-England & Wales
Telewest Communications (Midlands and North West) Limited	UK-England & Wales
Telewest Communications (North East) Limited	UK-England & Wales
Telewest Communications (South East) Limited	UK-England & Wales
Telewest Communications (South West) Limited	UK-England & Wales
Telewest Communications (Tyneside) Limited	UK-England & Wales
Telewest Communications Cable Limited	UK-England & Wales
Telewest Communications Networks Limited	UK-England & Wales
Telewest Limited	UK-England & Wales
Theseus No. 1 Limited	UK-England & Wales
Theseus No. 2 Limited	UK-England & Wales
Virgin Media Business Limited	UK-England & Wales
Virgin Media Communications Limited	UK-England & Wales
Virgin Media Employee Medical Trust Limited	UK-England & Wales
Virgin Media Finance plc	UK-England & Wales
Virgin Media Finco Limited	UK-England & Wales
Virgin Media Finco 2 Limited	UK-England & Wales
Virgin Media Intermediary Purchasing Limited	UK-England & Wales
Virgin Media Investment Holdings Limited	UK-England & Wales
Virgin Media Investments Limited	UK-England & Wales
Virgin Media Limited	UK-England & Wales
Virgin Media Mobile Finance Limited	UK-England & Wales
Virgin Media Operations Limited	UK-England & Wales
Virgin Media Payments Limited	UK-England & Wales
Virgin Media PCHC II Limited	UK-England & Wales
Virgin Media PCHC Limited	UK-England & Wales
Virgin Media Secretaries Limited	UK-England & Wales
Virgin Media Secured Finance plc	UK-England & Wales
Virgin Media Senior Investments Limited	UK-England & Wales
Virgin Media SFA Finance Limited	UK-England & Wales
Virgin Media Trade Receivables Intermediary Financing Limited	UK-England & Wales
Virgin Media Wholesale Limited	UK-England & Wales
Virgin Mobile Telecoms Limited	UK-England & Wales
Virgin WiFi Limited	UK-England & Wales
VM Ireland Group Limited	UK-England & Wales
VM Transfers (No 4) Limited	UK-England & Wales
VMED O2 UK Financing I plc	UK-England & Wales
VMED O2 UK Financing II plc	UK-England & Wales
VMED O2 UK Holdco 1 Limited	UK-England & Wales
VMED O2 UK Holdco 3 Limited	UK-England & Wales
VMED O2 UK Holdco 4 Limited	UK-England & Wales

Name	Country

VMED O2 UK Limited	UK-England & Wales
Yorkshire Cable Communications Limited	UK-England & Wales
CableTel Northern Ireland Limited	UK-Northern Ireland
ntl Glasgow	UK-Scotland
Telewest Communications (Dundee & Perth) Limited	UK-Scotland
Telewest Communications (Glenrothes) Limited	UK-Scotland
Telewest Communications (Scotland) Limited	UK-Scotland
LGI Technology Holdings Inc.	USA-Colorado
Liberty Global Management, LLC	USA-Colorado
Liberty Global Services, LLC	USA-Colorado
UIM Aircraft, LLC	USA-Colorado
Virgin Media Finance Holdings Inc.	USA-Colorado
Virgin Media Group LLC	USA-Colorado
Virgin Media Inc.	USA-Colorado
Associated SMR, Inc.	USA-Delaware
LGCI HoldCo LP	USA-Delaware
LGI International LLC	USA-Delaware
Liberty Global Holdings Inc.	USA-Delaware
LGI Ventures Management, Inc.	USA-Delaware
Liberty Global, Inc.	USA-Delaware
Liberty Programming Japan, LLC	USA-Delaware
Liberty Spectrum Inc.	USA-Delaware
NewCo Financing Partnership	USA-Delaware
NTL CableComms Group LLC	USA-Delaware
Telenet Financing USD LLC	USA-Delaware
UnitedGlobalCom LLC	USA-Delaware
UPC Financing Partnership	USA-Delaware
Virgin Media Bristol LLC	USA-Delaware